Exhibit 99.4

ATERIAN, INC. UNAUDITED PRO FORMA CONDENSED, CONSOLIDATED, AND COMBINED FINANCIAL INFORMATION

Unaudited Pro Forma Condensed, Consolidated, and Combined Financial Information as of and for the Nine Months Ended September 30, 2020 and for the Year-Ended December 31, 2019.

On December 1, 2020, Aterian, Inc. (the “Company”, “Aterian” or “ATER”), formerly known as Mohawk Group Holdings, Inc., filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Form 8-K”) to report, among other things, ATER’s acquisition (the “Acquisition”) on December 1, 2020 of certain assets of 9830 Macarthur LLC, a Wyoming limited liability company (“9830”), Reliance Equities Group, LLC, a Wyoming limited liability company (“Reliance”), and ZN Direct LLC, a Wyoming limited liability company (collectively with 9830 and Reliance, the “Sellers” or “SMASH”), related to the Sellers’ ecommerce business under the brands Mueller, Pursteam, Pohl and Schmitt and Spiralizer, which is conducted through certain channels or websites, including amazon.com.

The following unaudited pro forma condensed, consolidated, and combined financial statements of ATER and SMASH (the “pro forma financial statements”) include an unaudited pro forma condensed, consolidated, and combined balance sheet (the “pro forma balance sheet”) as of September 30, 2020 as if the Acquisition had occurred on such date.  The unaudited pro forma condensed, consolidated, and combined statement of income and loss for the year-ended December 31, 2019 (the “2019 pro forma statement of income and loss”) and the nine months ended September 30, 2020 (the “2020 pro forma statement of income and loss”) have been prepared as if the Acquisition had occurred on January 1, 2019.

The pro forma financial information has been prepared by ATER in accordance with Article 11 of Regulation S-X, in accordance with SEC Final Rule Release No. 33-10786, Amendments to Financial Disclosures About Acquired and Disposed Businesses.  The pro forma financial information reflects transaction related adjustments management believes are necessary to present fairly ATER’s pro forma results of operations and financial position following the closing of the Acquisition as of and for the period indicated. The transaction-related adjustments are based on currently available information and assumptions management believes are, under the circumstances and given the information available at this time, reasonable, and reflective of adjustments necessary to report ATER’s financial condition and results of operations as if the Acquisition was completed on the assumed dates.

The pro forma financial statements are for informational purposes only and are not intended to represent or to be indicative of the actual results of operations or financial position that the combined ATER and SMASH would have reported had the Acquisition been completed as of the dates set forth in the pro forma financial statements and should not be taken as being indicative of ATER’s future consolidated results of operations or financial position.

The pro forma financial statements have been derived from, and should be read in conjunction with, the accompanying notes to the pro forma financial statements included herein and the historical consolidated financial statements and related notes of ATER as of and for the applicable periods, which can be found, along with the annual, quarterly and current reports of ATER, on the SEC’s website at http://www.sec.gov. The historical consolidated financial statements and related notes of SMASH as of and for the applicable period have been filed with the SEC as an exhibit to Amendment No. 1 on Form 8-K/A, which amends the Initial Form 8-K.

ATERIAN, INC.

UNAUDITED PRO FORMA CONDENSED, CONSOLIDATED, AND COMBINED BALANCE SHEET

As of September 30, 2020

	As of September 30, 2020 (in thousands, except share data)
	ATERIAN	SMASH	Acquisition Adjustments		Financing Adjustments		Pro Forma Combined
ASSETS
CURRENT ASSETS:
Cash	$37,385	$—	$(25,000)	A	$20,764	L	$33,149
Accounts receivable—net	8,516	4,835	(4,835)	B	—		8,516
Inventory	18,791	14,101	2,318	C	—		35,210
Prepaid and other current assets	7,343	3,150	232	D	—		10,725
Total current assets	72,035	22,086	(27,285)		20,764		87,600
PROPERTY AND EQUIPMENT—net	132	—	—		—		132
GOODWILL AND OTHER INTANGIBLES—net	16,700	—	62,339	E	—		79,039
OTHER NON-CURRENT ASSETS	174	—	—		—		174
TOTAL ASSETS	$89,041	$22,086	$35,054		$20,764		$166,945
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Credit facility	$13,418	$—	$—		$—		$13,418
Accounts payable	14,538	3,970	(883)	F	—		17,625
Term loan	6,500	—	—		15,100	L	21,600
Seller note	—	—	15,177	G	—		15,177
Contingent earn-out liability	—	—	9,800	H	—		9,800
Due to parent company	—	—	—		—		—
Accrued and other current liabilities	12,334	1,396	(1,396)	I	—		12,334
Total current liabilities	46,790	5,366	22,698		15,100		89,954
OTHER LIABILITIES	2,480	—	—		—		2,480
CONTINGENT EARN-OUT LIABILITY	—	—	—		—		—
TERM LOANS	6,350	—	—		7,701	L	14,051
Total liabilities	55,620	5,366	22,698		22,801		106,485
COMMITMENTS AND CONTINGENCIES (Note 12)
STOCKHOLDERS’ EQUITY:
Common stock, par value $0.0001 per share—500,000,000 shares authorized and 21,844,944 shares outstanding at September 30, 2020	2	—	—		—		2
Additional paid-in capital	181,971	—	29,076	J	—		211,047
Accumulated (deficit)/members equity	(148,581)	16,720	(16,720)	K	(2,037)	K	(150,618)
Accumulated other comprehensive income	29	—	—		—		29
Total stockholders’ equity	33,421	16,720	12,356		(2,037)		60,460
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$89,041	$22,086	$35,054		$20,764		$166,945

See accompanying notes to unaudited pro forma condensed, consolidated, and combined financial information.

ATERIAN, INC.

UNAUDITED PRO FORMA CONDENSED, CONSOLIDATED, AND COMBINED STATEMENT OF INCOME AND LOSS

For the Year-Ended December 31, 2019

	Year-Ended December 31, 2019 (in thousands, except share and per share data)
	ATERIAN	SMASH	Acquisition Adjustments		Financing Adjustments		Pro Forma Combined
NET REVENUE	$114,451	$42,758	$—		$—		$157,209
COST OF GOODS SOLD	69,411	15,343	2,027	A	—		86,781
GROSS PROFIT	45,040	27,415	(2,027)		—		70,428
OPERATING EXPENSES:
Research and development	10,661	—	—		—		10,661
Sales and distribution	55,206	20,620	—		—		75,826
General and administrative	33,506	909	2,760	B	—		37,175
TOTAL OPERATING EXPENSES:	99,373	21,529	2,760		—		123,662
OPERATING (LOSS) INCOME	(54,333)	5,886	(4,787)		—		(53,234)
Interest expense, net	4,386	—	—		8,916	D	13,302
Loss on extinguishment of debt	—	—	—		2,037	D	2,037
OTHER (INCOME) EXPENSE— net	41	—	—		—		41
(LOSS) INCOME BEFORE INCOME TAXES	(58,760)	5,886	(4,787)		(10,953)		(68,614)
PROVISION FOR INCOME TAXES	29	—	—	C	—		29
NET (LOSS) INCOME	$(58,789)	$5,886	$(4,787)		$(10,953)		$(68,643)
Net (loss) income per share, basic and diluted	$(4.35)	$—	$—		$—		$(3.87)
Weighted-average number of shares outstanding, basic and diluted	13,516,844	—	4,220,000	E	—		17,736,844

See accompanying notes to unaudited pro forma condensed, consolidated, and combined financial information.

ATERIAN, INC.

UNAUDITED PRO FORMA CONDENSED, CONSOLIDATED, AND COMBINED STATEMENT OF INCOME AND LOSS

For the Nine Months Ended September 30, 2020

	For the Nine Months Ended September 30, 2020 (in thousands, except share and per share data)
	ATERIAN	SMASH	Acquisition Adjustments		Financing Adjustments		Pro Forma Combined
NET REVENUE	$144,212	$62,841	$—		$—		$207,053
COST OF GOODS SOLD	78,218	21,594	2,027	A	—		101,839
GROSS PROFIT	65,994	41,247	(2,027)		—		105,214
OPERATING EXPENSES:
Research and development	6,578	—	—		—		6,578
Sales and distribution	51,472	29,263	—		—		80,735
General and administrative	23,554	782	2,070	B	—		26,406
TOTAL OPERATING EXPENSES:	81,604	30,045	2,070		—		113,719
OPERATING (LOSS) INCOME	(15,610)	11,202	(4,097)		—		(8,505)
Interest expense, net	3,120	—	—		6,687	D	9,807
Loss on extinguishment of debt	—	—	—		2,037	D	2,037
OTHER (INCOME) EXPENSE— net	(4)	—	—		—		(4)
(LOSS) INCOME BEFORE INCOME TAXES	(18,726)	11,202	(4,097)		(8,724)		(20,345)
PROVISION FOR INCOME TAXES	46	—	—	C	—		46
NET (LOSS) INCOME	$(18,772)	$11,202	$(4,097)		$(8,724)		$(20,391)
Net (loss) income per share, basic and diluted	$(1.18)	$—	$—		$—		$(1.01)
Weighted-average number of shares outstanding, basic and diluted	15,903,517	—	4,220,000	E	—		20,123,517

ATERIAN, INC. NOTES TO UNAUDITED PRO FORMA CONDENSED, CONSOLIDATED, AND COMBINED FINANCIAL INFORMATION

Note 1—Basis of Presentation

The accompanying pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X and present the pro forma balance sheet, 2019 pro forma statement of income and loss and 2020 pro forma statement of income and loss of ATER based upon the historical financial statements of ATER and SMASH after giving effect to the Acquisition and are intended to reflect the impact of the Acquisition on ATER’s financial statements.

The pro forma financial information has been prepared by ATER in accordance with Article 11 of Regulation S-X, in accordance with SEC Final Rule Release No. 33-10786, Amendments to Financial Disclosures About Acquired and Disposed Businesses.  The pro forma financial information reflects transaction related adjustments management believes are necessary to present fairly ATER’s pro forma results of operations and financial position following the closing of the Acquisition as of and for the period indicated. The transaction-related adjustments are based on currently available information and assumptions management believes are, under the circumstances and given the information available at this time, reasonable, and reflective of adjustments necessary to report ATER’s financial condition and results of operations as if the Acquisition was completed on the assumed dates.

The pro forma financial statements were prepared using the acquisition method of accounting with ATER considered the accounting acquirer of SMASH. Under the acquisition method of accounting, the purchase price is allocated to the underlying tangible and intangible assets acquired and liabilities assumed based on their respective fair values at the acquisition date, with any excess purchase price allocated to goodwill. These preliminary estimates and assumptions are subject to change during the measurement period (up to one year from the acquisition date) as the Company finalizes the valuations of the tangible and intangible assets acquired and liabilities assumed from the Acquisition. These potential changes could be material.

At the time of preparing the pro forma financial statements, the Company is not aware of any other accounting policy differences requiring adjustment that would have a material impact. ATER’s management’s assessment of SMASH’s accounting policies is ongoing, and, upon completion, further differences may be identified that could have a material impact on the pro forma financial statements.

Note 2—Purchase Price Allocation

On December 1, 2020 (the “Closing Date”), the Company acquired the assets of leading e-commerce business brands Mueller, Pursteam, Pohl and Schmitt, and Spiralizer (the “Smash Assets”) for total consideration of (i) $25.0 million in cash, (ii) 4,220,000 shares of common stock of the Company, the accounting basis of which was $6.89 (closing stock price at closing of the transaction), of which 164,000 of such shares were issued, pursuant to the instruction of 9830, to Northbound Group in satisfaction of certain broker fees payable by the Sellers to Northbound Group and (iii) a seller note in the amount of $15.8 million, representing the value of certain inventory that the Sellers had paid for but not yet sold as of the Closing Date. In addition, subject to achievement of certain contribution margin thresholds on certain products of the acquired business for the fiscal years ending December 31, 2021 and December 31, 2022, the Sellers shall be entitled to receive earn out payments.

As part of the acquisition of the Smash Assets, the Sellers are entitled to earn-out payments based on the achievement of certain contribution margin thresholds on certain products of the acquired business. Earn-out payments will be due to the Sellers for year one, or calendar year 2021, and year two, or calendar year 2022. During the year-ending December 31, 2021 (year one of the earn-out), the earn-out payment will be calculated based on the contribution margin generated on certain products for an amount equal to $1.67 for every $1.00 of such contribution margin that is greater than $15.5 million and less than or equal to $18.5 million. Such earn-out payment cannot exceed $5.0 million. As of December 1, 2020, the acquisition date, the initial fair value amount of the earn-out payment was appropriately $9.8 million.

The tables below sets forth the purchase consideration and the preliminary allocation to estimated fair value of the tangible and intangible net assets acquired (in thousands):

Amount allocated
(in thousands)
Cash purchase price	$25,000
4,220,000 shares of common stock issued at the closing	29,076
Seller note for inventory	15,177
Estimated earnout liability	9,800
Total consideration to be paid	$79,053
(1)	Based on the accounting basis of $6.89 per share. See Section J of Note 4—Pro Forma Adjustments - Balance Sheet.
Total
(in thousands)
Inventory	$16,419
Production deposits	$3,382
Accounts Payable and other liabilities	(3,087)
Trademarks (10 year useful life)	27,600
Goodwill	34,739
Net assets acquired	$79,053

For the purposes of the preliminary purchase price allocation, the reported values of the assets acquired and liabilities assumed as of September 30, 2020 approximate their fair value, except for the intangible assets acquired.  Goodwill is expected to be deductible for tax purposes. The goodwill is attributable to expected synergies resulting from integrating SMASH’s products into the Company’s existing sales channels.

The identifiable intangible assets acquired in the Acquisition consist of trademarks with estimated useful lives of 10 years. The estimated fair values of these identifiable intangible assets is $27.6 million. The fair value of $27.6 million was determined by the relief from royalty method.

Refer to Note 4 for additional information on how the adjustments described above have been reflected in the pro forma balance sheet.

Note 3—Financing Adjustments

Contemporaneously with the closing of the Acquisition, the Company refinanced its $15.0 million term loan with Horizon Technology Finance Corporation (“Horizon Term Loan”) through the issuance of a 0% coupon senior secured note (the “Note”) to High Trail Investments SA LLC (“High Trail”). The Company received gross proceeds of $38.0 million in exchange for the Note with an aggregate principal amount of $43.0 million.  The Note was to be repaid over 24 equal monthly cash payments of $1.8 million.  In connection with the issuance of the Note, the Company issued to High Trail a warrant to purchase an aggregate of 2,864,133 shares of the Company’s common stock at an exercise price of $9.01 per share (the “Warrant”). The Warrant initially provided that it would be exercisable on June 1, 2021, expire five years from the date of issuance and be exercisable on a cash basis, unless there was not an effective registration statement covering the resale of the shares issuable upon exercise of the Warrant, in which case the Warrant would also be exercisable on a cashless exercise basis at High Trail’s election. The Warrant included a provision that gave the Company the right to require High Trail to exercise the Warrant if the price of the common stock of the Company exceeded 200% of the exercise price of the Warrant for 20 consecutive trading days and certain other conditions were satisfied. The Company utilized the Monte-Carlo Simulation model to determine the fair value of the Warrant. As of December 1, 2020, the initial fair value of the Warrant on issuance was $10.5 million, which has been recorded as a debt discount against the Note.

The Note was recorded on the pro forma balance sheet as of September 30, 2020:

September 30, 2020
(in thousands)
The Note	$43,000
Less: deferred debt issuance costs	(2,349)
Less: discount associated with issuance of warrants	(10,483)
Less: discount associated with original issuance of loan	(5,000)
The Warrant	10,483
Total Note	35,651
Less-current portion	(21,600)
Term loan-non current portion	$14,051

Further, due to the refinancing of the Horizon Term Loan, in the pro forma adjustments, the Company eliminated the Horizon Term Loan amounts remaining on the balance sheet as of September 30, 2020 of $6.4 million in current liabilities and $6.3 million in term loans. Further, the Company recorded a loss on extinguishment of debt of $2.0 million related to the pay-off of the Horizon Term Loan.

During the nine months ended September 30, 2020, the following amounts were recorded in interest expense on the 2020 pro forma statement of income and loss:

Nine Months Ended September 30, 2020
(in thousands)
Deferred debt issuance costs	$2,349
Amortization included in interest (over 24 months - the term of the Note)	(881)
Remainder deferred debt issuance costs	$1,468

Nine Months Ended September 30, 2020
(in thousands)
Discount associated with issuance of the Warrant	$10,483
Amortization included in interest (over 24 months - the term of the Note)	(3,931)
Remainder discount associated with issuance of the Warrant	$6,552

Nine Months Ended September 30, 2020
(in thousands)
Discount associated with original issuance of the Note	$5,000
Amortization included in interest (over 24 months - the term of the Note)	(1,875)
Remainder discount associated with original issuance of the Note	$3,125

During the year-ended December 31, 2019, the following amounts were recorded in interest expense on the 2019 pro forma statement of income and loss:

Year-Ended December 31, 2019
(in thousands)
Deferred debt issuance costs	$2,349
Amortization included in interest (over 24 months - the term of the Note)	(1,175)
Remainder deferred debt issuance costs	$1,175

Year-Ended December 31, 2019
(in thousands)
Discount associated with issuance of the Warrant	$10,483
Amortization included in interest (over 24 months - the term of the Note)	(5,242)
Remainder discount associated with issuance of the Warrant	$5,241

Year-Ended December 31, 2019
(in thousands)
Discount associated with original issuance of loan	$5,000
Amortization included in interest (over 24 months - the term of the loan)	(2,500)
Remainder discount associated with original issuance of loan	$2,500

Further, due to the refinancing of the Horizon Term Loan, in the pro forma adjustments, the Company eliminated the Horizon Term Loan amounts remaining on the balance sheet as of September 30, 2020 of $6.4 million in current liabilities and $6.3 million in term loans. Further, the Company recorded a loss on extinguishment of debt of $2.0 million related to the pay-off of the Horizon Term Loan.

Note 4—Pro Forma Adjustments - Balance Sheet

The pro forma adjustments included in the pro forma balance sheet as of September 30, 2020 are as follows (in thousands):

A) Cash was adjusted as follows:

As of September 30, 2020
(in thousands)
To record cash consideration paid to acquire SMASH	$(25,000)
Total cash adjustments	$(25,000)

B) Accounts Receivable, net were adjusted as follows:

As of September 30, 2020
(in thousands)
To eliminate Smash's account receivables, net not acquired	$(4,835)
Total account receivables, net adjustments	$(4,835)

C) Inventory was adjusted as follows:

As of September 30, 2020
(in thousands)
To eliminate certain of Smaash's inventory as of September 30, 2020	$(14,101)
'To record net inventory value of acquired inventory	16,419
To record inventory step-up valuation	-
Total inventory adjustments	$2,318

D) Prepaid and other current assets were adjusted as follows:

As of September 30, 2020
(in thousands)
To eliminate certain of Smaash's prepaid and other assets as of September 30, 2020	$(3,150)
'To record production deposits acquired	3,382
Total prepaid adjustments	$232

E) Goodwill and Intangibles, as described in Note 2:

As of September 30, 2020
(in thousands)
To record goodwill recognized as a result of the Acquisition (see Note 2)	$34,739
To record intangible assets, net recognized as a result of the Acquisition (see Note 2)	27,600
Total goodwill and intangible, net adjustments	$62,339

F) Accounts Payable were adjusted as follows:

As of September 30, 2020
(in thousands)
To eliminate certain SMASH's accounts payable not acquired	$(3,970)
To record accounts payable acquired	3,087
Total accounts payable adjustments	$(883)

G) Seller note as described in Note 2.

H) Contingent earn-out liability as described in Note 2.

I) Accrued and other current liabilities was adjusted as follows:

As of September 30, 2020
(in thousands)
To eliminate SMASH’s accrued and other current liabilities not acquired	$(1,396)
Total accrued and other current liabilities adjustments	$(1,396)

J) Additional paid in capital as described in Note 2.

K) Retained earnings was adjusted as follows:

As of September 30, 2020
(in thousands)
To eliminate Smash's equity in net assets not acquired	$(16,720)
To record loss on extinguishment of debt as described in Note 2	$(2,037)
Total retained earnings adjustments	$(18,757)

L) Financing impacts as described in Note 3:

September 30, 2020
(in thousands)
The Note current portion	$21,600
Less: Horizon term loan	(6,500)
Total the Note current portion adjustments	15,100

September 30, 2020
(in thousands)
Term loan non-current portion	$14,051
Less: Horizon term loan	(6,350)
Total Term loan non-current portion adjustments	7,701

Note 5—Pro Forma Adjustments - Statement of Income and Loss

The pro forma adjustments included in the 2020 pro forma statement of income and loss for the nine months ended September 30, 2020 are as follows (in thousands):

A) Cost of goods sold was adjusted as follows:

Nine Months Ended September 30, 2020
(in thousands)
Amortization of inventory step-up from valuation of inventory	$2,027
Total impacts to Cost of goods sold	$2,027

B) General and administrative expenses were adjusted as follows:

Nine Months Ended September 30, 2020
(in thousands)
Amortization of intangibles (See Note 2)	$2,070
Total impacts to General and administrative expenses	$2,070

C) No tax provision was recorded as part of this pro forma statement of income and loss as ATER has a full valuation allowance related to its income tax position, and as such a pro forma adjustment would not be realized and thus would not impact pro forma results.

D) Interest expense was adjusted as described in Note 3.

E) Weighted-average number of shares outstanding, basic and diluted was adjusted to reflect the common stock consideration issued, as described in Note 2.

The pro forma adjustments included in the 2019 pro forma statement of income and loss for the year-ended December 31, 2019 are as follows (in thousands):

A) Cost of goods sold was adjusted as follows:

Year-Ended December 31, 2019
(in thousands)
Amortization of inventory step-up from valuation of inventory	$2,027
Total impacts to Cost of goods sold	$2,027

B) General and administrative expenses were adjusted as follows:

Year-Ended December 31, 2019
(in thousands)
Amortization of intangibles (See Note 2)	$2,760
Total impacts to General and administrative expenses	$2,760

C) No tax provision was recorded as part of this pro forma statement of income and loss as ATER has a full valuation allowance related to its income tax position, and as such a pro forma adjustment would not be realized and thus would not impact pro forma results.

D) Interest expense was adjusted as described in Note 3.

E) Weighted-average number of shares outstanding, basic and diluted was adjusted to reflect the common stock consideration issued, as described in Note 2.

Note 6—Pro Forma Adjustments – Other information

Non-GAAP Financial Measures

The Company has presented Adjusted EBITDA for the nine months ended September 30, 2020, a non-GAAP measure, to assist investors in understanding the Company’s core net operating results on an on-going basis. This non-GAAP financial measure may also assist investors in making comparisons of the Company’s core operating results with those of other companies.

As used herein, EBITDA represents net loss plus depreciation and amortization, interest expense, net and income tax expense. As used herein, Adjusted EBITDA represents EBITDA plus other (income) expense, net, stock-based compensation expense, loss on extinguishment of debt and amortization of inventory step-up from acquisitions (included in cost of goods sold).

The Company presents EBITDA and Adjusted EBITDA because it believes each of these measures provides an additional metric to evaluate the Company’s operations and, when considered with both the Company’s GAAP results and the reconciliation to net loss, provides useful supplemental information for investors. The Company uses EBITDA and Adjusted EBITDA, together with financial measures prepared in accordance with GAAP, such as sales and gross margins, to assess its historical and prospective operating performance, to provide meaningful comparisons of operating performance across periods, to enhance the Company’s understanding of its operating performance and to compare our performance to that of the Company’s peers and competitors.

The Company believes EBITDA and Adjusted EBITDA are useful to investors in assessing the operating performance of the Company’s business without the effect of non-cash items.  EBITDA and Adjusted EBITDA should not be considered in isolation or as alternatives to net loss, loss from operations or any other measure of financial performance calculated and prescribed in accordance with GAAP. Neither EBITDA nor Adjusted EBITDA should be considered a measure of discretionary cash available to the Company to invest in the growth of the Company’s business. The Company’s EBITDA and Adjusted EBITDA may not be comparable to similar titled measures in other organizations because other organizations may not calculate EBITDA or Adjusted EBITDA in the same manner as the Company does.

The Company’s presentation of Adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by the expenses that are excluded from such terms or by unusual or non-recurring items.

The Company recognizes that EBITDA, and Adjusted EBITDA, have limitations as analytical financial measures. For example, neither EBITDA nor Adjusted EBITDA reflects:

•	the Company’s capital expenditures or future requirements for capital expenditures or mergers and acquisitions;
•	the interest expense or the cash requirements necessary to service interest expense or principal payments, associated with indebtedness;
•

depreciation and amortization, which are non-cash charges, although the assets being depreciated and amortized will likely have to be replaced in the future, or any cash requirements for the replacement of assets;

•	changes in cash requirements for the Company’s working capital needs; or
•	changes in other (income) expense, net, loss on extinguishment of debt and amortization of inventory step-up from acquisitions (included in cost of goods sold).

Additionally, Adjusted EBITDA excludes non-cash expense for stock-based compensation, which is and is expected to remain a key element of the Company’s overall long-term incentive compensation package.

The following table provides a reconciliation of pro forma EBITDA and Adjusted EBITDA to pro forma net loss, which is the most directly comparable financial measure presented in accordance with GAAP (in thousands, except percentages):

	Nine Months Ended September 30, 2020
	ATERIAN	SMASH	Acquisition Adjustments	Financing Adjustments	2020 Pro Forma Combined
Net loss (income)	$(18,772)	$11,202	$(4,097)	$(8,724)	$(20,391)
Add (deduct)
Provision for income taxes	46	—	—	—	46
Interest expense	3,120	—	—	6,687	9,807
Depreciation and amortization	179	—	2,070	—	2,249
EBITDA	(15,427)	11,202	(2,027)	(2,037)	(8,289)
Other (income) expense, net	(4)	—	—	—	(4)
Loss on extinguishment of debt	—	—	—	2,037	2,037
Amortization of inventory step-up from acquisitions (included in cost of goods sold)	—	—	2,027	—	2,027
Stock-based compensation	17,472	—	—	—	17,472
Adjusted EBITDA	$2,041	$11,202	$—	$—	$13,243